Exhibit 99.1

Quanergy to Facilitate Sale of Business Through Voluntary Chapter 11 Process, Announces Leadership Changes

Continues to operate and meet customer needs for powerful and affordable smart LiDAR solutions for IoT applications

Will fund operations and expenses related to the Chapter 11 process with available cash, normal operating cash flows

SUNNYVALE, Calif.– December 13, 2022 (BUSINESS WIRE) – Quanergy Systems, Inc. (OTC: QNGY) ( “Quanergy” or the “Company”), a leading provider of LiDAR sensors and smart 3D solutions, today announced that the Company initiated an orderly sale process for its business. To facilitate the sale and maximize value, the Company filed for protection under Chapter 11 (“Chapter 11”) of the U.S. Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) and intends to pursue a sale of the business under section 363 of the Bankruptcy Code.

Quanergy also announced today that Kevin Kennedy, Chief Executive Officer, will retire effective December 31, 2022, but will continue to serve as non-executive Chair of the Board of Directors. Mr. Kennedy will transition executive leadership to a newly appointed Chief Restructuring Officer and President, Lawrence Perkins.

“It has been my honor to serve as CEO at Quanergy for the past 2.5 years,” said Kevin Kennedy, Chief Executive Officer of Quanergy. “During this time the company shifted our technology focus towards security and industrial applications which enabled the company to grow revenue by serving customer needs in a new marketplace. The Board and I have agreed that it is an appropriate time for me to transition day-to-day leadership to our capable newly appointed Chief Restructuring Officer. I will continue to provide guidance, continuity, and support as non-executive Board Chair.”

Mr. Perkins is the founder and Chief Executive Officer of SierraConstellation Partners, an interim management and advisory firm, which he founded in 2013. Mr. Perkins has served in a variety of senior-level positions, including interim CEO/President, Chief Restructuring Officer, board member, financial advisor, strategic consultant, and investment banker, to numerous private and public middle-market companies.

Prior to the filing of the Company’s Chapter 11 case, the Board of Directors and management evaluated a wide range of strategic alternatives to maximize value for all stakeholders. The Company also significantly reduced operating expenses and resolved significant patent litigation with Velodyne. Now with the protections afforded by the Bankruptcy Code, the Company intends to broaden its marketing efforts to potential purchasers interested in specific business segments or assets as well as continuing to seek a going concern sale of the business.

The Company expects to continue operations during the Chapter 11 process and seeks to complete an expedited sale process with Bankruptcy Court approval. To help fund and protect its operations, Quanergy intends to use available cash on hand along with normal operating cash flows to fund post-petition operations and costs in the ordinary course.

“Quanergy has made considerable efforts to address ongoing financial challenges stemming from volatile capital market conditions,” said Lawrence Perkins, Chief Restructuring Officer and President of Quanergy. “Despite these challenges, the Company has seen improving demand in the security, smart spaces, and industrial markets, and improvements in supply chain conditions. We are confident that Quanergy’s efforts have positioned the Company for a value-maximizing transaction during the Chapter 11 sale process. During the process, we will continue to prioritize the needs of our customers and I am thankful to the entire Quanergy team for their continued efforts and contributions to the business.”

The Company has filed customary motions with the Bankruptcy Court intended to allow Quanergy to maintain operations in the ordinary course including, but not limited to, paying employees and continuing existing benefits programs, meeting commitments to customers and fulfilling go-forward obligations, including vendor payments. Such motions are typical in the Chapter 11 process and Quanergy anticipates that they will be heard in the first few days of its Chapter 11 case.

For more information about the Company’s Chapter 11 case, including claims information, please visit https://cases.stretto.com/Quanergy or call our hotline at 855-613-0451 (for toll-free U.S. and Canada calls) or 949-889-0181 (for tolled international calls).

Cooley LLP is serving as counsel, Young Conaway Stargatt & Taylor LLP is serving as co-counsel, Raymond James & Associates, Inc. is serving as investment banker, and FTI Consulting is serving as financial advisor to Quanergy.

About Quanergy Systems, Inc.

Quanergy’s (OTC: QNGY) mission is to create powerful, affordable smart LiDAR solutions for IoT applications to enhance people’s experiences and safety. Through Quanergy’s smart LiDAR solutions, businesses can now leverage real-time, advanced 3D insights to transform their operations in a variety of industries including industrial automation, physical security, smart cities, smart spaces and much more. Quanergy solutions are deployed by nearly 400 customers across the globe. For more information, please visit us at www.quanergy.com.

Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “project,” “will likely result” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this press release, are forward-looking statements, including statements regarding: plans for Mr. Kennedy’s retirement and continued service on Quanergy’s board of directors; Quanergy’s intentions to broaden its marketing efforts for the sale of business or assets; plans to seek an expedited sale process; intentions regarding the use of cash while in bankruptcy; the demand environment and supply chain dynamics and their impact on the growth and scale of Quanergy’s business; the continued prioritization of customer needs; and expectations regarding the ability to maintain operations in the ordinary course while in Bankruptcy proceedings. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside Quanergy’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: changes in domestic and foreign business, market, financial, political and legal conditions; the overall level of consumer demand for Quanergy’s products; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; the financial strength of Quanergy’s customers; Quanergy’s ability to implement its business strategy; changes in governmental regulation, Quanergy’s exposure to litigation claims and other loss contingencies; disruptions and other impacts to Quanergy’s business, as a result of the COVID-19 global pandemic and government actions and restrictive measures implemented in response; stability of Quanergy’s suppliers and the impact of supply chain constraints, as well as consumer demand for its products; the impact that global climate change trends may have on Quanergy and its suppliers and customers; Quanergy’s ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, Quanergy’s information systems; fluctuations in the price, availability and quality of electricity and other raw materials and contracted products as well as foreign currency fluctuations; Quanergy’s ability to utilize potential net operating loss carryforwards; changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks; and other risks and uncertainties indicated in Quanergy’s filings with the U.S. Securities and Exchange Commission (“SEC”), including under the “Risk Factors” heading of Quanergy’s quarterly report on Form 10-Q for the quarter ended September 30, 2022, filed with the SEC on November 14, 2022. In addition, forward-looking statements reflect Quanergy’s expectations, plans or forecasts of future events and views only as of the date of this press release. Quanergy anticipates that subsequent events and developments will cause its assessments to change. However, while Quanergy may elect to update these forward-looking statements at some point in the future, Quanergy specifically disclaims any obligation to do so, except as required by law.

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